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                                                              Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-07007 of Teleport Communications Group Inc. on Form S-8 of our report dated February 21, 1997 (February 28, 1997 and March 1, 1997 as to Note
3) appearing in the Annual Report on Form 10-K of Teleport Communications Group Inc. for the year ended December 31, 1996.

/s/  Deloitte & Touche LLP
     ---------------------
     Deloitte & Touche LLP

     New York, New York
     October 27, 1997